PROSPECTUS JUNE 4, 2005

THE ENTERPRISE GROUP OF FUNDS, INC.

CLASS Y SHARES

AGGRESSIVE STOCK FUNDS

Multi-Cap Growth Fund

Small Company Value Fund

STOCK FUNDS

Capital Appreciation Fund

Equity Fund

Growth Fund

SECTOR/SPECIALTY FUNDS

Mergers and Acquisitions Fund

Technology Fund

INCOME FUND

High-Yield Bond Fund

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

Table of

IMPORTANT INFORMATION ABOUT THE PENDING MERGERS OF THE ENTERPRISE FUNDS

On July 8, 2004, AXA Financial, Inc. (“AXA Financial”) acquired The MONY Group Inc. Prior to the merger, subsidiaries of both companies were involved in managing separate mutual fund groups — the recently rebranded AXA Enterprise Multimanager Funds, managed by AXA Equitable Life Insurance Company (“AXA Equitable”), and The Enterprise Group of Funds, Inc., managed by Enterprise Capital Management, Inc. (“Enterprise Capital” or “ECM”). Recently, AXA Financial, in conjunction with Enterprise Capital and the Enterprise Board of Directors, decided to unite both mutual fund groups under one fund family brand called AXA Enterprise.

To accomplish the creation of one fund family, the Enterprise Board of Directors approved the merger of each Enterprise Fund into a corresponding fund managed by AXA Equitable, subject to shareholder approval, as set forth below:

Enterprise Fund to be Merged	Acquiring Fund
Enterprise Capital Appreciation Fund	AXA Enterprise Capital Appreciation Fund
Enterprise Equity Fund	AXA Enterprise Equity Fund
Enterprise High-Yield Bond Fund	AXA Enterprise High-Yield Bond Fund
Enterprise Mergers and Acquisitions Fund	AXA Enterprise Mergers and Acquisitions Fund
Enterprise Small Company Value Fund	AXA Enterprise Small Company Value Fund
Enterprise Growth Fund	AXA Enterprise Growth Fund
Enterprise Multi-Cap Growth Fund	AXA Enterprise Growth Fund
Enterprise Technology Fund	AXA Enterprise Multimanager Technology Fund

It is anticipated that, subject to shareholder approval, the effective date of the mergers will be on or about August 19, 2005. Until that date, however, you will be able to invest in each of the Enterprise Funds listed above. Accordingly, if you intend to so invest, you should read this Prospectus and the Statement of Additional Information, together with the Proxy Statements/Prospectuses (available upon request) relating to the pending mergers.

For more information about the pending mergers or the Acquiring Funds, please visit www.axaenterprise.com or call 1-800-432-4320.

INTRODUCTION

The Enterprise Group of Funds, Inc. (“Enterprise”) is a mutual fund family that offers different classes of shares in separate investment portfolios or Funds. This prospectus relates to Class Y shares of the Funds. The Funds have individual objectives and strategies to offer investors a broad range of investment alternatives.

Enterprise Capital Management, Inc. (“ECM”) is the investment advisor to each Fund (the “Advisor”). The Advisor selects a Fund Manager for each Fund’s portfolio on the basis of a number of criteria, including the Fund Manager’s reputation, resources and performance results. Enterprise Fund Distributors, Inc. (the “Distributor”), an affiliate of the Advisor to the Funds, is the principal underwriter for shares of the Funds.

Before investing in any mutual fund, you should consider the general risks involved. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which these securities trade. In addition, the investments made by a Fund may underperform the market generally or other mutual funds with similar investment objectives as the Fund. As with other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund may not achieve its objective. In addition, for temporary defensive purposes, each Fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Fund is invested in these instruments, the Fund will not be pursuing its investment goal. Further, a Fund’s objective may not be changed without shareholder approval.

ENTERPRISE MULTI-CAP GROWTH FUND

Fund Profile

Investment Objective

Long-term capital appreciation

Principal Investments

Equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or traded in the over-the-counter market

Fund Manager

Montag & Caldwell, Inc.

Who May Want To Invest

Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small- and medium-sized company stocks for the possibility of higher returns; and want to diversify their portfolio to include small, medium and large company stocks

Investment Strategies

The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund Manager expects a high portfolio turnover rate of 100% or more.

Principal Risks

As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class Y shares from year to year.

Best quarter(1)	Worst quarter
16.76% (June 30, 2003)	–22.48% (December 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(2)
Enterprise Multi-Cap Growth Fund(3)
Class Y—Return Before Taxes	7.24%	(11.64)%	7.73%
Class Y—Return After Taxes on Distributions	7.24%	(11.64)%	7.60%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	4.70%	(9.48)%	6.66%
S&P 500 Index(4)	10.88%	(2.30)%	(0.87)%
(1)	The best quarter since inception was 47.19% for the quarter ending December 31, 1999.
(2)	Inception for Class Y shares is July 1, 1999. Performance for the Fund reflects average annual returns from July 1, 1999 to December 31, 2004. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2004.
(3)	A portion of the Fund’s returns is attributable to its investment in initial public offerings (“IPOs”). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4)	This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table are shown as a percentage of the Fund’s net assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	1.00%
Distribution and service (12b-1) fees	None
Other expenses(3)	0.64%
Total annual fund operating expenses	1.64%
Less expense reimbursement(4)	(0.09)%
Net annual operating expenses	1.55%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Expense information in the table has been restated to reflect current fees.
(4)	Pursuant to a contract, the Advisor has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$158	$508	$883	$1,936
If you do not redeem your shares:
Class Y	$158	$508	$883	$1,936

ENTERPRISE SMALL COMPANY VALUE FUND

Fund Profile

Investment Objective

Maximum capital appreciation

Principal Investments

U.S. common stocks of small capitalization companies

Fund Manager

GAMCO Investors, Inc.

Who May Want To Invest

Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks

Investment Strategies

The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued — that is, the stock’s market price does not fully reflect the company’s value. These companies have a market capitalization of $2.0 billion or less at the time of investment. The Fund Manager will not sell a company’s securities solely because that company’s market capitalization rises above $2.0 billion. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund’s investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks

The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class Y shares from year to year.

Best quarter	Worst quarter
19.72% (June 30, 2003)	–16.95% (September 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(1)
Enterprise Small Company Value Fund
Class Y—Return Before Taxes	19.39%	10.49%	13.85%
Class Y—Return After Taxes on Distributions	19.18%	9.57%	12.37%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	12.89%	8.62%	11.45%
Russell 2000 Index(2)	18.33%	6.61%	10.97%
(1)	Inception date for Class Y shares is May 24, 1995. Performance reflects average annual returns from May 24, 1995 to December 31, 2004.
(2)	The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest in an index.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Funds. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of the Fund’s net assets. These expenses are deducted from Fund assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.39%
Total annual fund operating expenses	1.14%
Less expense reimbursement(3)	—%
Net annual fund operating expenses	1.14%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.30%. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$116	$362	$628	$1,386
If you do not redeem your shares:
Class Y	$116	$362	$628	$1,386

ENTERPRISE CAPITAL APPRECIATION FUND

Fund Profile

Investment Objective

Maximum capital appreciation

Principal Investments

U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

Fund Manager

Marsico Capital Management, LLC

Who May Want To Invest

Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies

Investment Strategies

Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Fund Manager selects for their growth potential. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund also may invest in equity securities of small- and mid-capitalization companies. The Fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times when the Fund Manager is accumulating new positions, phasing out existing positions or responding to exceptional market conditions. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund’s investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. The Capital Appreciation Fund’s investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager’s investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks

The Fund’s investment universe consists of large, medium and small capitalization common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class Y shares from year to year.

Best quarter	Worst quarter
34.70% (December 31, 1999)	–17.94% (September 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(1)
Enterprise Capital Appreciation Fund
Class Y—Return Before Taxes	13.19%	(3.03)%	4.87%
Class Y—Return After Taxes on Distributions	13.19%	(3.82)%	3.27%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	8.58%	(2.86)%	3.67%
S&P 500 Index(2)	10.88%	(2.30)%	2.74%
(1)	Inception date for Class Y shares is May 14, 1998. Performance reflects average annual returns from May 14, 1998 to December 31, 2004.
(2)	This unmanaged broad-based index includes 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table are shown as a percentage of the Fund’s net assets. These expenses are deducted from Fund assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.43%
Total annual fund operating expenses	1.18%
Less expense reimbursement(3)	—%
Net annual fund operating expenses	1.18%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.30%. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$120	$375	$649	$1,432
If you do not redeem your shares:
Class Y	$120	$375	$649	$1,432

ENTERPRISE EQUITY FUND

Fund Profile

Investment Objective

Long-term capital appreciation

Principal Investments

U.S. common stocks

Fund Manager

TCW Investment Management Company

Who May Want To Invest

Investors who want the value of their investment to grow but do not need to receive income on their investment

Investment Strategies

The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in equity securities of U.S. large capitalization companies that meet the Fund Manager’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund’s investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts (“ADRs”) or European Depository Receipts (“EDRs”) listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks

The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class Y shares from year to year.

Best quarter	Worst quarter
24.79% (December 31, 2001)	–24.79% (September 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(1)
Enterprise Equity Fund
Class Y—Return Before Taxes	13.64%	(1.04)%	3.54%
Class Y—Return After Taxes on Distributions	13.64%	(1.16)%	3.14%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	8.86%	(0.93)%	2.83%
S&P 500 Index(2)	10.88%	(2.30)%	4.59%
(1)	Inception for Class Y shares is October 14, 1998. Performance reflects average annual return from October 14, 1998 to December 31, 2004.
(2)	This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of the Fund’s net assets. These expenses are deducted from Fund assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.44%
Total annual fund operating expenses	1.19%
Less expense reimbursement(3)	(0.04)%
Net annual fund operating expenses	1.15%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$117	$374	$650	$1,440
If you do not redeem your shares:
Class Y	$117	$374	$650	$1,440

ENTERPRISE GROWTH FUND

Fund Profile

Investment Objective

Capital appreciation

Principal Investments

U.S. common stocks of large capitalization companies

Fund Manager

Montag & Caldwell, Inc.

Who May Want To Invest

Investors who want the value of their investment to grow but do not need to receive income on their investment

Investment Strategies

Under normal circumstances, the Growth Fund invests primarily in equity securities of U.S. large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund’s investment objective, such as preferred stocks, warrants and securities convertible into common stock. The strategy employed by the Fund Manager combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks

As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class Y shares from year to year.

Best Quarter	Worst Quarter
27.52% (December 31, 1998)	–15.50% (March 31, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(1)
Enterprise Growth Fund
Class Y—Return Before Taxes	4.23%	(5.45)%	7.78%
Class Y—Return After Taxes on Distributions	4.23%	(5.81)%	7.01%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	2.75%	(4.60)%	6.58%
S&P 500 Index(2)	10.88%	(2.30)%	9.14%
(1)	Inception date for Class Y shares is August 8, 1996. Performance reflects average annual returns from August 8, 1996 to December 31, 2004.
(2)	This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table are shown as a percentage of the Fund’s net assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.35%
Total annual fund operating expenses	1.10%
Less expense reimbursement(3)	—%
Net annual fund operating expenses	1.10%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.15%. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$112	$350	$606	$1,340
If you do not redeem your shares:
Class Y	$112	$350	$606	$1,340

ENTERPRISE MERGERS AND ACQUISITIONS FUND

Fund Profile

Investment Objective

Capital appreciation

Principal Investments

Domestic equity securities

Fund Manager

GAMCO Investors, Inc.

Who May Want To Invest

Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover

Investment Strategies

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund’s investment objective, such as preferred stocks, warrants and securities convertible into common stock. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company’s securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. At times, the stock of the acquiring company may also be purchased or shorted. The Fund Manager may invest in small-, mid- and large capitalization stocks and generally invests in securities of U.S. companies. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain. It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Fund will have a portfolio turnover rate of 150% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Principal Risks

Because the Fund invests primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. The Fund is subject to the risk that the potential private market value of the Fund’s stocks will not be realized or that certain of the transactions to which some of the Fund’s investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Fund. The investment policies of the Fund may lead to a higher portfolio turnover rate that could increase the Fund’s expenses, generate more tangible short-term gains for shareholders and could negatively impact the Fund’s performance. The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund’s risk because developments affecting an individual issuer have a greater impact on the Fund’s performance. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund’s Class Y shares from year to year.

Best quarter	Worst quarter
7.30% (June 30, 2003)	–4.92% (September 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Return Since Inception(1)
Enterprise Mergers and Acquisitions Fund
Class Y—Return Before Taxes	6.82%	5.64%
Class Y—Return After Taxes on Distributions	5.69%	5.02%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	4.53%	4.48%
S&P 500 Index(2)	10.88%	1.05%
(1)	Inception date for Class Y shares is February 28, 2001. Performance reflects average annual returns from February 28, 2001 to December 31, 2004.
(2)	The S&P Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and excludes management fees and expenses. One cannot invest directly in an index.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table are shown as a percentage of the Fund’s net assets. These expenses are deducted from Fund assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	0.90%
Distribution and service (12b-1) fees	None
Other expenses	0.39%
Annual fund operating expenses	1.29%
Less expense reimbursement(3)	—%
Net annual fund operating expenses	1.29%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.45%. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$131	$409	$708	$1,556
If you do not redeem your shares:
Class Y	$131	$409	$708	$1,556

ENTERPRISE TECHNOLOGY FUND

Fund Profile

Investment Objective

Long-term capital appreciation

Principal Investments

Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

Fund Manager

Fred Alger Management, Inc.

Who May Want To Invest

Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.

Investment Strategies

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings (“IPOs”), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund’s performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company’s positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/ profitability and brand image via the use of the Internet. The Fund Manager also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.

Principal Risks

The Fund may invest in common stocks. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector’s performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund’s performance from year to year and by comparing the Fund’s performance with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class Y shares for the past year.

Best quarter(1)	Worst quarter
32.52% (June 30, 2003)	–47.30% (December 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(2)
Enterprise Technology Fund(3)
Class Y—Return Before Taxes	(0.52)%	(21.43)%	(0.68)%
Class Y—Return After Taxes on Distributions	(0.52)%	(21.45)%	(0.78)%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	(0.34)%	(16.56)%	(0.58)%
S&P 500 Index(4)	10.88%	(2.30)%	(0.87)%
(1)	The best quarter since inception was 75.46% for the quarter ending December 31, 1999.
(2)	Inception for Class Y shares is July 1, 1999. Performance reflects the average annual return from July 1, 1999 to December 31, 2004.
(3)	A portion of the Fund’s returns is attributable to its investment in IPOs. There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.
(4)	This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES & EXPENSES

The table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table are shown as a percentage of the Fund’s net assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	1.00%
Distribution and service (12b-1) fees	None
Other expenses	0.77%
Total annual fund operating expenses	1.77%
Less expense reimbursement(3)	(0.32)%
Net annual fund operating expenses	1.45%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$148	$526	$929	$2,057
If you do not redeem your shares:
Class Y	$148	$526	$929	$2,057

ENTERPRISE HIGH-YIELD BOND FUND

Fund Profile

Investment Objective

Maximum current income

Principal Investments

Debt securities rated below investment grade, which are commonly known as “junk bonds”

Fund Manager

Caywood-Scholl Capital Management

Who May Want To Invest

Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing

Investment Strategies

The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B- to BB+ by Standard & Poor’s Corporation (“S&P”), or determined by the Fund Manager to be of comparable quality, which are commonly known as “junk bonds.” The Fund Manager applies a rigorous research process before selecting bonds for investment. The investment process begins by analyzing the economic environment and interest rate trends to identify favorably situated industries. Those companies which can benefit from an improved industry outlook are emphasized and those with unfavorable industry trends are avoided, with a preference to invest in economically non-cyclical industries. Once industry preferences are determined, the Fund Manager performs extensive credit research on their universe of higher quality high-yield bonds. The Fund generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has the discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S & P; (2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund Manager may invest the Fund’s assets in securities of any maturity and actively monitors the Fund’s duration based on the Fund Manager’s view of the market and interest rates. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

Principal Risks

The Fund invests primarily in fixed income securities. As a result, the Fund is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond’s market price may fluctuate more than higher quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer’s creditworthiness. In addition, it may be more difficult for the Fund to dispose of high-yield bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower-yielding security. If this occurs, it may result in a decreased return or current yield for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class Y shares from year to year.

Best quarter	Worst quarter
7.01% (June 30, 2003)	–5.72% (September 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund’s return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns (As of the calendar year ended December 31, 2004)	Past One Year	Past Five Years	Return Since Inception(1)
Enterprise High-Yield Bond Fund
Class Y—Return Before Taxes	9.20%	6.45%	5.97%
Class Y—Return After Taxes on Distributions	6.65%	3.25%	2.62%
Class Y—Return After Taxes on Distributions and Sale of Fund Shares	5.90%	3.46%	2.93%
Lehman Brothers Corporate High Yield Index(2)	11.13%	6.97%	5.76%
(1)	Inception date for Class Y shares is July 25, 1997. Performance reflects average annual returns from July 25, 1997 to December 31, 2004.
(2)	This is an unmanaged index that includes the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The index excludes transaction or holding charges. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. This index replaces the Lehman Brothers High Yield BA Bond Index (previously known as the Lehman Brothers High Yield BB Bond Index) as the Fund’s broad-based index as it more appropriately reflects the Fund’s broad-based market.

FEES & EXPENSES

This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund’s expenses in the table below are shown as a percentage of the Fund’s net assets.

Shareholder Fees

(paid directly from your investment in the fund)

CLASS Y
Maximum sales charge (load)(1)	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of net asset value)	None
Redemption fee(2) (as a percentage of amount redeemed, if applicable)	2.00%
Account fee	*

Annual Fund Operating Expenses

(paid indirectly if you hold fund shares)

CLASS Y
Investment advisory fees	0.58%
Distribution and service (12b-1) fees	None
Other expenses	0.35%
Total annual operating expenses	0.93%
Less expense reimbursement(3)	(0.08)%
Net annual fund operating expenses	0.85%
(1)	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)	If you redeem or exchange shares of the Fund (excluding redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See “Restrictions on Buying, Selling and Exchanging Shares.”
(3)	Pursuant to a contract, the Advisor has agreed to make payments or waive its fees to limit the expenses of each Fund through February 28, 2006 (“Expense Limitation Agreement”) so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisor may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisor may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see “Expense Limitation Agreement.”
*	In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See “Fund Services — It’s Easy to Open an Account.”

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
If you redeem your shares at the end of the period:
Class Y	$87	$288	$507	$1,136
If you do not redeem your shares:
Class Y	$87	$288	$507	$1,136

ADDITIONAL INFORMATION ABOUT THE FUNDS’

INVESTMENTS & RISKS

Sector/Specialty, Aggressive Stock and Stock Funds’ Investments

The table below shows the Specialty/Sector, Aggressive Stock and Stock Funds’ principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

X = Types of securities in which a Fund invests.

Sector/Specialty Funds
	Technology	Mergers and Acquisitions
U.S. Stocks*	X	X
Foreign Stocks	X
Bonds

	Aggressive Stock	Stock
U.S. Stocks*	X	X
Foreign Stocks
Bonds
*	Each Fund that invests in U.S. stocks may invest in large capitalization companies medium capitalization companies and small capitalization companies, as more fully discussed in the Fund Profiles on the preceding pages. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $2.0 billion to $10 billion. Small capitalization companies generally have market capitalizations of $2.0 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds intend to invest primarily in stocks of large capitalization companies. The Small Company Value Fund intends to invest primarily in the stocks of small capitalization issuers.

Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information (“SAI”). Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

ADDITIONAL INFORMATION ABOUT THE FUNDS’

INVESTMENTS & RISKS (cont’d)

Income Fund’s Investments

The table below shows the Income Fund’s principal investments. In other words, the table describes the type or types of investments that we believe will most likely help the High-Yield Bond Fund achieve its investment goal.

High-Yield Bond
U.S. Government Securities
Lower Rated Corporate Debt Securities—Junk Bonds*	X
Mortgage-Backed Securities
Municipal Securities
Foreign Debt Securities
*	“Junk bond” refers to any security rated lower than “Baa” by Moody’s. If a Moody’s rating is not available, the bond must be rated lower than “BBB” by Standard & Poor’s.

The High-Yield Bond Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our SAI. Of course, we cannot guarantee that any Fund will achieve its investment goal.

The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

HIGHER-RISK SECURITIES & PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage. The SAI provides information about these and other higher-risk securities and practices.

Foreign Securities.  Each of the Funds may invest in foreign securities. These are some of the risks in owning foreign securities:

•	Currency Fluctuation Risk. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund’s investments could decline as a result.

•	Social, Political and Economic Risk. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.

•	Regulation Risk. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

•	Trading Risk. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Advisor and Fund Managers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.

•	Custodial and Registration Procedures Risk. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

•	Liquidity Risk. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.

•	Emerging Securities Markets Risk. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established markets.

•	High Risk/Yield Securities. Each of the Funds may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

•	Susceptibility to Economic Downturns. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

•	Liquidity Risk. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

Illiquid and Restricted Securities.  Each of the Funds may invest in illiquid and restricted securities.

•	Illiquid Securities. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

HIGHER-RISK SECURITIES & PRACTICES (cont’d)

•	Restricted Securities. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Repurchase Agreements.  Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

Hedging.  Each of the Funds may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedging strategies may not be successful in reducing the Fund’s exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management’s ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

•	Put and Call Options. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

•	Futures Transactions. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

•	Foreign Currency Transactions. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

Short Sales.  The Funds may engage in covered short sales. A “short sale” is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

Securities Lending.  The Funds may lend portfolio securities with a value of up to 33 1/3% of a Fund’s total assets, including collateral received for securities lent. There is a risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price.

Active Portfolio Trading.   The Capital Appreciation and Mergers and Acquisitions Funds may have high turnover rates that could generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds’ performance.

FUND SERVICES

Investing in the Funds

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee (not subject to $1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer;

•	Are a present or former director of Enterprise Group of Funds or a spouse or minor child of any such director or any corporation, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

The minimum investment amount for purchasing Class Y shares is $1,000,000. Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge.

The Funds are not designed for market-timers, see the section entitled “Restrictions on Buying, Selling and Exchanging Shares.”

Compensation to Securities Dealers

The Funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor”). The Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as The Advest Group Inc., who sell shares of the Funds and other mutual funds distributed by the Distributor (collectively “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the Fund shares atributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Advisor or the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the Funds as shown under the heading “Fees and Expenses” in the Fund Profiles.

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the Funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

FUND SERVICES

Investing in the Funds (cont’d)

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the Funds may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees are paid by the Funds and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The Funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds’ portfolio transactions. The Fund Managers place each Fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the Fund. To the extent that a Fund Manager determines that a Dealer can provide a Fund with the best net results, the Fund Manager may place the Fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the Fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.

FUND SERVICES

It’s Easy to Open an Account

To open an account with The Enterprise Group of Funds:

1.	Read the Prospectus carefully.

2.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or Enterprise Group of Funds at 1-800-368-3527.

3.	Use the following section as your guide for purchasing shares.

To conform to new regulations of the USA PATRIOT Act of 2001, the Funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.

A Fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts. The $35 annual fee will not be deducted from accounts where the balance drops below $1500 due to market movement.

Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. The Fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days’ notice before a Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

FUND SERVICES

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “The Enterprise Group of Funds, Inc.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “The Enterprise Group of Funds, Inc.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

Mail the check with our completed application to: By Regular Mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

By Overnight Mail

AXA Enterprise Shareholder Services

330 West 9th Street

Kansas City, Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axaenterprise.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to State Street Bank & Trust, ABA #011000028,
Account #99047144,
Attn: Custody

•   Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment.

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

• Please call AXA Enterprise Shareholder Services at 1-800-368-3527 for an ACH form. A medallion guarantee may be required to add this privilege.

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See sections entitled “Restrictions on Buying, Selling and Exchanging Shares” and “Selling Restrictions.”

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

• Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

• The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

• Mail your request to:

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

• Your proceeds will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

• Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

• Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

• If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder Services.

• Proceeds will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

• Please refer to “Participate in a Systematic Withdrawal Plan” below or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

• Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Telephone

• If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

• If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

FUND SERVICES

Selling Shares (cont’d)

•  Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.

•  Proceeds will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan

•  You may initiate an Automatic Clearing House (“ACH”) Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

Participate in the Automatic Dollar Cost Averaging Plan

•  You may have your shares automatically invested on a monthly basis into the same class of one or more of the Funds. If you are not subject to the minimum investment requirement of $1,000,000, as long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another Fund or you may open a new account with $250 or more.

Participate in a Retirement Plan

•  You may use shares of the Funds to establish a Profit Sharing Plan, Money Purchase Plan, Traditional IRA, Roth IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a Fund and other investment plans which have been approved by the Internal Revenue Service. If you would like more information, call AXA Enterprise Shareholder Services at 1-800-368-3527.

Participate in a Systematic Withdrawal Plan

•  If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Advisor. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The Funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gains dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. The Funds may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the Funds may terminate the plan at any time.

FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A Medallion Guarantee is necessary if:

•	Total redemption proceeds exceed $50,000; or

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).

A Medallion Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union; or

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•  The signature on the letter must include all trustees authorized to sign, including title.

•  If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•  Medallion Guarantee, if applicable (see above).

Power of Attorney (POA)

•  The signatures on the letter must include the attorney-in-fact, indicating such title.

•  Medallion Guarantee, if applicable (see above).

•  Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Medallion Guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

FUND SERVICES

Exchanging Shares

How to Exchange Fund Shares

Shares of each Fund generally may be exchanged for shares of the same class of any other Fund or of the funds comprising the AXA Enterprise Multimanager Funds Trust (“Multimanager Funds”), a series of mutual funds for which AXA Equitable Life Insurance Company (“AXA Equitable”), an affiliate of the Advisor, serves as the investment manager and for which AXA Equitable has retained one or more sub-advisers to provide the day-to-day management. For more information about the Multimanager Funds including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

•   Write a letter to request a redemption specifying the name of the Fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

•   AXA Enterprise Shareholder Services

•   P.O. Box 219731

•   Kansas City, Missouri 64121-9731

By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the Fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the Fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the Fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

FUND SERVICES

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The Funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Frequent exchanges or purchases and redemptions of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Such activity may adversely affect Fund performance and the interests of long-term investors by requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accommodate frequent trades by investors, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of Fund shares may impede efficient Fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and lower quality bonds which could result in pricing inefficiencies.

Enterprise and the Funds discourage frequent exchanges and purchases and redemptions of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, each Fund and Enterprise reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the Fund’s other shareholders or would disrupt the management of the Fund.

Enterprise’s Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. Enterprise seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that Fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which the Advisor, on behalf of Enterprise, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on the Advisor’s ability to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions while others will bear the effect of that activity.

If the Advisor, on behalf of Enterprise, determines that a shareholder’s exchange or purchase and redemption patterns among the Funds are disruptive to the Funds, they may, among other things, refuse or limit any purchase or exchange order. The Advisor may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Advisor may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. The Advisor currently considers exchanges into and out of (or vice versa) a Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

FUND SERVICES

In addition, when a shareholder redeems or exchanges shares of a Fund (with the exceptions described below) which have been held for one month or less, Enterprise will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The Funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the Funds will not be subject to the redemption fees:

1. Shares purchased by the reinvestment of dividends or capital gain distributions;

2. Shares redeemed or exchanged by the AXA Enterprise Allocation Funds or the portfolios of the Texas 529 qualified tuition savings plans;

3. Shares redeemed or exchanged through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Advisor; and

4. Shares redeemed by a Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Advisor may also, in its sole discretion and without further notice, change what it consider potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.

Restriction	Situation
The Fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the Advisor.
A Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. AXA Enterprise Shareholder Services recommends that certificates be sent by registered mail.

FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by the Transfer Agent.

•	Requests received by the Transfer Agent after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A Fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of Enterprise’s board of directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a Fund’s shares are not priced, the value of a Fund’s investments that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment company securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of Enterprise’s board of directors. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting their values of portfolio securities that occur between the closing of their principal markets and the time the net asset value of Fund shares, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in Enterprise’s calculation of net asset values for each applicable portfolio when Enterprise deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

FUND SERVICES

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that Enterprise’s board of directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The High-Yield Bond Fund declares dividends daily and normally pay dividends monthly, and its net realized gains, if any, are paid annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another Fund;

•	Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.

For more information or to change your distribution option, contact Enterprise Group of Funds in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

Each Fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are generally taxable at ordinary income rates, except that a Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Fund shares on which the dividends were paid. Distributions of net gains from investments that a Fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

An exchange of shares of a Fund for shares of another Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in distributions from a Fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

FUND MANAGEMENT

The Investment Advisor

Enterprise Capital Management, Inc. (“ECM”) serves as the investment advisor to each of the Funds. The Advisor selects Fund Managers for the Funds, subject to the approval of Enterprise’s board of directors, and reviews each Fund Manager’s continued performance.

As the Advisor, ECM has a variety of responsibilities for the general management and administration of Enterprise and the Funds, including the selection of Fund Managers. The Advisor plays an active role in monitoring each Fund and Fund Manager and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Advisor also monitors each Fund Manager’s portfolio management team to ensure that investment activities remain consistent with the Funds’ investment style and objectives.

Beyond performance analysis, the Advisor monitors significant changes that may impact the Fund Manager’s overall business. The Advisor monitors continuity in the Fund Manager’s operations and changes in investment personnel and senior management. The Advisor also performs annual due diligence reviews with each Fund Manager.

In its capacity as the Advisor, ECM obtains detailed, comprehensive information concerning fund and Fund Manager performance and fund operations that is used to supervise and monitor the Fund Manager and fund operations. A team is responsible for conducting ongoing investment reviews with each Fund Manager and for developing the criteria by which fund performance is measured.

The Advisor selects Fund Managers from a pool of candidates, including its affiliates, to manage the Funds. The Advisor may add to, dismiss or substitute for the Fund Managers responsible for managing a Fund’s assets subject to the approval of Enterprise’s board of directors. The Advisor recommends Fund Managers for each Fund to the board of directors based upon its continuing quantitative and qualitative evaluation of each Fund Manager’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Fund Manager, and the Advisor does not expect to recommend frequent changes of Fund Managers.

The SEC has issued exemptive orders that permit the Advisor to enter into or amend agreements with Fund Managers (“Agreements”) without obtaining shareholder approval each time. The exemptive order permits the Advisor, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes and, in certain cases, other material amendments to the Agreements with Fund Managers that occur under these arrangements. However, the Advisor may not enter into Agreements with an affiliated Fund Manager unless such Agreement, including compensation, is also approved by the affected Fund’s shareholders.

ECM was incorporated in 1986. ECM’s address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

FUND MANAGEMENT

The following table sets forth the fee paid to ECM for the fiscal year ended December 31, 2004 by each Fund. The Advisor in turn compensated each Fund Manager at no additional cost to the Fund.

Name of Fund	Fee (as a percentage of average net assets)
Multi-Cap Growth Fund	1.00%
Small Company Value Fund	0.75%
Capital Appreciation Fund	0.75%
Equity Fund	0.75%
Growth Fund	0.75%
Mergers and Acquisitions Fund	0.90%
Technology Fund	1.00%
High-Yield Bond Fund	0.60% of the average daily net assets for the first $200 million and 0.50% paid monthly thereafter

A discussion regarding the basis for the decision by Enterprise’s board of directors to approve the investment management agreements with ECM is available in the SAI.

THE FUND MANAGERS

The following chart sets forth certain information about each of the Fund Managers. The Fund Managers are responsible for the day-to-day management of the Funds. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of nearly $1 trillion for all clients, including The Enterprise Group of Funds, Inc. A discussion regarding the basis for the decision by Enterprise’s board of directors to approve the investment advisory agreement with each Fund Manager is available in Enterprise’s SAI. The SAI also provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

Name of Fund and Name and Address of Fund Manager	The Fund Manager’s Experience	Name and Experience
Multi-Cap Growth Fund Montag & Caldwell, Inc. (“Montag & Caldwell”) 3455 Peachtree Road, N.E. Suite 1200 Atlanta, Georgia 30326-3248	Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients were approximately $28.3 billion as of December 31, 2004.	Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the Multi-Cap Growth Fund and has more than 34 years’ experience in the investment industry. He has been President of Montag & Caldwell since 1984 and Chief Investment Officer since 1997.
Small Company Value Fund GAMCO Investors, Inc. (“GAMCO”) One Corporate Center Rye, New York 10580	GAMCO’s predecessor, Gabelli & Company, Inc., was founded in 1977. As of December 31, 2004, total assets under management for all clients were $28.7 billion.	Mario J. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977 and is responsible for the day-to-day management of the Fund. He has more than 36 years’ experience in the investment industry.
Capital Appreciation Fund Marsico Capital Management, LLC (“Marsico”) 1200 17th Street Suite 1600 Denver, Colorado 80202	Marsico has been providing investment counseling since 1997. As of December 31, 2004, total assets under management for all clients were approximately $44 billion.	Thomas F. Marsico is principally responsible for the day-to-day management of the Capital Appreciation Fund. He has been the Chief Investment Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years’ of experience as a securities analyst and a portfolio manager.
Equity Fund TCW Investment Management Company (“TCW”) 865 South Figueroa Street Suite 1800 Los Angeles, California 90017	TCW was founded in 1971 and as of December 31, 2004, TCW and its affiliated companies had approximately $110 billion under management or committed to management.	Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities are primarily responsible for the day-to-day management of the Equity Fund. Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999 as a U.S. Equities Central Research Analyst and in 2000 he became Assistant Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities. From 2001 to 2002, he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000 as an Assistant Vice President, U.S. Equities, Central Research Analyst.

THE FUND MANAGERS

Name of Fund and Name and Address of Fund Manager	The Fund Manager’s Experience	Name and Experience
Growth Fund Montag & Caldwell, Inc. (“Montag & Caldwell”) 3455 Peachtree Road, N.E. Suite 1200 Atlanta, Georgia 30326-3248	Montag & Caldwell has served as the Fund Manager to Alpha Fund, Inc., the predecessor of the Growth Fund, since the Fund was organized in 1968. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945. Total assets under management for all clients were approximately $28.3 billion as of December 31, 2004.	Ronald E. Canakaris, President and Chief Investment Officer of Montag & Caldwell, is responsible for the day-to-day investment management of the Growth Fund and has more than 34 years’ experience in the investment industry. He has been President of Montag & Caldwell since 1984 and Chief Investment Officer since 1997.
Mergers and Acquisitions Fund GAMCO One Corporate Center Rye, New York 10580	GAMCO’s predecessor, Gabelli & Company, Inc., was founded in 1977. As of December 31, 2004, total assets under management for all clients were $28.7 billion.	Mr. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977 and is responsible for the day-to-day management of the Mergers and Acquisitions Fund. He has more than 36 years’ experience in the investment industry.
Technology Fund Fred Alger Management, Inc. (“Alger”) 111 Fifth Avenue 2nd Floor New York, New York 10003	Alger has been an investment advisor since 1964. As of December 31, 2004, total assets under management for all clients were approximately $9.7 billion.	Dan Chung is responsible for the day-to-day management of the Technology Fund. He has served as President since 2003. Mr. Chung is President, Chief Investment Officer and Portfolio Manager of the LargeCap Growth, MidCap Growth and Income & Growth Portfolios and has been employed by Alger since 1994.
High-Yield Bond Fund Caywood-Scholl Capital Management (“Caywood-Scholl”) 4350 Executive Drive, Suite 125 San Diego, California 92121	Caywood-Scholl has provided investment advice with respect to high-yield, low grade fixed income instruments since 1986. As of December 31, 2004, assets under management for all clients were approximately $1.89 billion.	Eric K. Scholl, Managing Director, Portfolio Manager and President, Thomas Saake, Managing Director and Portfolio Manager and James R. Caywood, CFA, Managing Director and Chief Executive Officer, are responsible for the day-to-day management of the Fund. Mr. Scholl joined the firm in 1992 as partner and President and as President has been responsible for new business development and structured products. He also has served as a Portfolio Manager for Caywood-Scholl since 1992. He has 26 years’ investment experience. Mr. Saake has been with Caywood-Scholl since 1990 and has served as a Portfolio Manager since 1996. He has over 14 years’ investment experience. Mr. Caywood has more than 36 years’ investment industry experience. He joined Caywood-Scholl in 1986 as Managing Director and Chief Executive Officer and has held those positions since 1986.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until February 28, 2006 the expenses of each Fund, the Advisor has entered into an expense limitation agreement with The Enterprise Group of Funds with respect to the Funds (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund’s business), are limited to the following respective expense ratios:

Total Expenses Limited to (% of daily net assets)
FUNDS	CLASS Y
Multi-Cap Growth	1.55%
Small Company Value	1.30%
Capital Appreciation	1.30%
Equity	1.15%
Growth	1.15%
Mergers and Acquisitions	1.45%
Technology	1.45%
High-Yield Bond	0.85%

The Advisor may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Fund’s expense ratio and such reimbursements do not exceed the Fund’s expense cap. If the actual expense ratio is less than the expense cap and the Advisor has recouped all eligible previous payments made, the Fund will be charged such lower expenses.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with Enterprise’s Financial Statements, is included in Enterprise’s Annual Report. The information should be read in conjunction with the financial statements contained in Enterprise’s Annual Report which are incorporated by reference into Enterprise’s SAI and are available upon request.

ENTERPRISE MULTI-CAP GROWTH FUND

For a share outstanding throughout each period is as follows:

Enterprise Multi-Cap Growth Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,				For the Period 7/1/99 through 12/31/99
			2003	2002	2001	2000
Net asset value beginning of period	$6.91		$5.14	$7.98	$9.62	$13.76	$5.00

Net investment income (loss) (e)	(0.07)		(0.06)	(0.06)	(0.04)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.11)		1.83	(2.78)	(1.60)	(4.05)	8.99

Total from investment operations	(0.18)		1.77	(2.84)	(1.64)	(4.14)	8.97

Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		—	—	—	—	(0.21)

Total distributions	—		—	—	—	—	(0.21)

Net asset value end of period	$6.73		$6.91	$5.14	$7.98	$9.62	$13.76

Total return	(2.60	)%(b)	34.44%	(35.59)%	(17.05)%	(30.09)%	179.66	%(b)
Net assets end of period (in thousands)	$295		$1,318	$312	$403	$609	$641
Ratio of expenses to average net assets	1.55	%(a)	1.51%	1.40%	1.40%	1.40%	1.40	%(a)
Ratio of expenses to average net assets (excluding reimbursement)	1.64	%(a,h)	1.68%	1.76%	1.57%	1.46%	2.42	%(a)
Ratio of net investment income (loss) to average net assets	(1.21	)%(a)	(0.88)%	(0.98)%	(0.53)%	(0.67)%	(0.51	)%(a)
Portfolio turnover rate	143%		161%	189%	105%	127%	32%

ENTERPRISE SMALL COMPANY VALUE FUND

For a share outstanding throughout each period is as follows:

Enterprise Small Company Value Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$10.24		$7.39	$8.47	$8.09	$8.73	$8.06

Net investment income (loss) (e)	0.01		0.00 (f)	0.00 (f)	0.01	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.72		2.85	(0.97)	0.40	0.52	1.30

Total from investment operations	0.73		2.85	(0.97)	0.41	0.55	1.32

Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		—	(0.11)	(0.03)	(1.19)	(0.65)

Total distributions	—		—	(0.11)	(0.03)	(1.19)	(0.65)

Redemption fees	0.00	(f)	—	—	—	—	—

Net asset value end of period	$10.97		$10.24	$7.39	$8.47	$8.09	$8.73

Total return	7.13	%(b)	38.57%	(11.46)%	5.10%	6.95%	16.60%
Net assets end of period (in thousands)	$9,587		$10,072	$7,029	$7,067	$851	$619
Ratio of expenses to average net assets	1.14	%(a)	1.15%	1.19%	1.15%	1.10%	1.18%
Ratio of net investment income (loss) to average net assets	0.07	%(a)	(0.01)%	(0.04)%	0.18%	0.31%	0.23%
Portfolio turnover rate	10%		8%	19%	32%	71%	46%

ENTERPRISE CAPITAL APPRECIATION FUND

For a share outstanding throughout each period is as follows:

Enterprise Capital Appreciation Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$30.62		$23.09	$27.85	$34.84	$47.14	$38.79

Net investment income (loss) (e)	(0.03)		(0.12)	(0.14)	(0.11)	(0.07)	(0.28)
Net realized and unrealized gain (loss) on investments	0.42		7.65	(4.62)	(6.88)	(5.52)	15.57

Total from investment operations	0.39		7.53	(4.76)	(6.99)	(5.59)	15.29

Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		—	—	—	(6.71)	(6.94)

Total distributions	—		—	—	—	(6.71)	(6.94)

Redemption fees	0.00	(f)	0.00 (f)	—	—	—	—

Net asset value end of period	$31.01		$30.62	$23.09	$27.85	$34.84	$47.14

Total return	1.27	%(b)	32.61%	(17.09)%	(20.06)%	(13.77)%	40.04%
Net assets end of period (in thousands)	$7,125		$4,033	$970	$433	$532	$428
Ratio of expenses to average net assets	1.16	%(a,h)	1.16%	1.23%	1.16%	1.08%	1.07%
Ratio of expenses to average net assets (excluding expense offset arrangements)	1.18	%(a,h)	1.16%	1.23%	1.18%	1.08%	1.07%
Ratio of net investment income (loss) to average net assets	(0.11	)%(a)	(0.46)%	(0.56)%	(0.40)%	(0.19)%	(0.69)%
Portfolio turnover rate	69%		82%	111%	111%	140%	170%

ENTERPRISE EQUITY FUND

For a share outstanding throughout each period is as follows:

Enterprise Equity Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$5.94		$3.93	$5.57	$6.85	$7.26	$6.43

Net investment income (loss) (e)	(0.04)		(0.04)	(0.04)	(0.04)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	0.23		2.05	(1.60)	(1.21)	(0.26)	1.13

Total from investment operations	0.19		2.01	(1.64)	(1.25)	(0.29)	1.14

Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		—	—	(0.03)	(0.12)	(0.31)

Total distributions	—		—	—	(0.03)	(0.12)	(0.31)

Redemption fees	0.00	(f)	0.00 (f)	—	—	—	—

Net asset value end of period	$6.13		$5.94	$3.93	$5.57	$6.85	$7.26

Total return	3.20	%(b)	51.15%	(29.44)%	(18.21)%	(4.26)%	17.89%
Net assets end of period (in thousands)	$4,802		$2,166	$918	$1,004	$376	$161
Ratio of expenses to average net assets	1.15	%(a)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets (excluding reimbursement)	1.19	%(a,h)	1.22%	1.35%	1.24%	1.37%	2.15%
Ratio of net investment income (loss) to average net assets	(0.82	)%(a)	(0.79)%	(0.83)%	(0.77)%	(0.43)%	0.21%
Portfolio turnover rate	16%		19%	15%	19%	27%	176%

ENTERPRISE GROWTH FUND

For a share outstanding throughout each period is as follows:

Enterprise Growth Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$16.53		$14.15	$18.37	$21.10	$25.06	$21.41

Net investment income (loss) (e)	0.01		(0.04)	0.02	0.02	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.21)		2.42	(4.24)	(2.75)	(1.91)	4.80

Total from investment operations	(0.20)		2.38	(4.22)	(2.73)	(1.90)	4.78

Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		—	—	—	(2.06)	(1.13)

Total distributions	—		—	—	—	(2.06)	(1.13)

Net asset value end of period	$16.33		$16.53	$14.15	$18.37	$21.10	$25.06

Total return	(1.21	)%(b)	16.82%	(22.97)%	(12.94)%	(7.49)%	22.52%
Net assets end of period (in thousands)	$56,861		$56,846	$41,255	$52,671	$66,749	$86,826
Ratio of expenses to average net assets	1.10	%(a)	1.10%	1.13%	1.04%	0.96%	0.95%
Ratio of net investment income (loss) to average net assets	0.10	%(a)	0.27%	0.15%	0.09%	0.03%	(0.07)%
Portfolio turnover rate	41%		38%	43%	52%	65%	38%

ENTERPRISE MERGERS AND ACQUISITIONS FUND

For a share outstanding throughout each period is as follows:

Enterprise Mergers and Acquisitions Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,		For the Period 02/28/01 through 12/31/2001
			2003	2002
Net asset value beginning of period	$11.19		$9.77	$10.13	$10.00

Net investment income (loss)(e)	0.01		(0.01)	0.03	0.06
Net realized and unrealized gain (loss) on investments	0.25		1.58	(0.32)	0.19

Total from investment operations	0.26		1.57	(0.29)	0.25

Dividends from net investment income	—		—	—	—
Distributions from capital gains	—		(0.15)	(0.07)	(0.12)

Total distributions	—		(0.15)	(0.07)	(0.12)

Redemption fees	0.00	(f)	—	—	—

Net asset value end of period	$11.45		$11.19	$9.77	$10.13

Total return	2.32	%(b)	16.06%	(2.87)%	2.52	%(b)
Net assets end of period (in thousands)	$12,001		$4,885	$1,014	$724
Ratio of expenses to average net assets	1.29	%(a,h)	1.31%	1.38%	1.45	%(a)
Ratio of expenses to average net assets (excluding reimbursement)	1.29	%(a,h)	1.31%	1.38%	1.66	%(a)
Ratio of net investment income (loss) to average net assets	0.12	%(a,h)	(0.11)%	0.30%	0.68	%(a)
Portfolio turnover rate	138%		233%	184%	238%

ENTERPRISE TECHNOLOGY FUND

For a share outstanding throughout each period is as follows:

Enterprise Technology Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,				For the Period 07/1/99 through 12/31/99
			2003	2002	2001	2000
Net asset value beginning of period	$9.55		$5.38	$10.35	$15.60	$31.82	$10.00

Net investment income (loss) (e)	(0.10)		(0.09)	(0.08)	(0.11)	(0.34)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.77)		4.26	(4.89)	(5.14)	(15.78)	22.23

Total from investment operations	(0.87)		4.17	(4.97)	(5.25)	(16.12)	22.17

Dividends from net investment income	—		—	—	—	—	—
Distributions from capital gains	—		—	—	—	(0.10)	(0.35)

Total distributions	—		—	—	—	(0.10)	(0.35)

Redemption fees	0.00	(f)	0.00 (f)	—	—	—	—

Net asset value end of period	$8.68		$9.55	$5.38	$10.35	$15.60	$31.82

Total return	(9.11	)%(b)	77.51%	(48.02)%	(33.65)%	(50.84)%	221.79	%(b)
Net assets end of period (in thousands)	$553		$682	$341	$430	$605	$1,381
Ratio of expenses to average net assets	1.45	%(a)	1.45%	1.45%	1.45%	1.39%	1.45	%(a)
Ratio of expenses to average net assets (excluding reimbursement)	1.77	%(a,h)	1.87%	2.12%	1.66%	1.39%	1.79	%(a)
Ratio of net investment income (loss) to average net assets	(1.34	)%(a)	(1.21)%	(1.20)%	(0.93)%	(1.16)%	(0.68	)%(a)
Portfolio turnover rate	240%		233%	322%	331%	256%	31%

ENTERPRISE HIGH-YIELD BOND FUND

For a share outstanding throughout each period is as follows:

Enterprise High-Yield Bond Fund (Class Y)	Ten Months Ended October 31, 2004		Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value beginning of period	$9.81		$8.77	$9.49	$9.74	$10.99	$11.51

Net investment income (loss) (e)	0.55		0.68	0.73	0.86	0.99	0.99
Net realized and unrealized gain (loss) on investments	0.17		1.05	(0.72)	(0.25)	(1.25)	(0.51)

Total from investment operations	0.72		1.73	0.01	0.61	(0.26)	0.48

Dividends from net investment income	(0.55)		(0.69)	(0.73)	(0.86)	(0.99)	(0.99)
Distributions from capital gains	—		—	—	—	—	(0.01)

Total distributions	(0.55)		(0.69)	(0.73)	(0.86)	(0.99)	(1.00)

Redemption fees	0.00	(f)	0.00 (f)	—	—	—	—

Net asset value end of period	$9.98		$9.81	$8.77	$9.49	$9.74	$10.99

Total return	7.67	%(b)	20.41%	0.29%	6.32%	(2.52)%	4.30%
Net assets end of period (in thousands)	$30,572		$26,677	$5,555	$4,189	$808	$1,179
Ratio of expenses to average net assets	0.85	%(a)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets (excluding reimbursement)	0.93	%(a)	0.94%	1.02%	1.00%	0.97%	0.96%
Ratio of net investment income (loss) to average net assets	6.84	%(a,h)	7.15%	8.17%	8.72%	9.48%	8.73%
Portfolio turnover rate	58%		55%	66%	75%	61%	84%

(a)	Annualized.
(b)	Not annualized.
(c)	Total return does not include one time front-end sales charge.
(d)	Total return does not include contingent deferred sales charge.
(e)	Based on average shares outstanding.
(f)	Less than $0.01 per share.
(g)	In 2003, approximately 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.
(h)	Reflects overall fund ratios adjusted for class specific expenses.

The Following Documents Contain More Information About the Funds and are Available Free of Charge Upon Request and on the Fund’s Website at www.axaenterprise.com:

Annual/Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI). Contains additional information about the Funds’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available (i) in the Funds’ SAI and (ii) on the Funds’ website at www.axaenterprise.com.

You may obtain, free of charge, copies of these documents or ask questions about the Funds by contacting:

The Enterprise Group of Funds, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E., Suite 450

Atlanta, Georgia 30326

1-800-432-4320

or by calling your broker or financial advisor. A copy of the annual report, semi-annual report and prospectus are also available on the Enterprise Website at www.axaenterprise.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the SEC located in Washington, D.C. Call 1-800-SEC-0330 for information on the operation hours of the Public Reference Room. Information about the Funds is also available on the SEC’s Website at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C., 20549-0102. You also may obtain additional information about the Funds by visiting Enterprise’s Website (www.axaenterprise.com) and by calling 1-800-821-9540, a 24-hour shareholder information line.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information. INVESTMENT COMPANY ACT File No. 811-01582

[GRAPHIC APPEARS HERE] ENTERPRISE

GROUP OF FUNDS

INVEST WITH THE PROS THE PROFESSIONALS USE*

1-800-432-4320

www.axaenterprise.com

©2005 Enterprise Fund Distributors, Inc.	PRY CA5.04